AMG FUNDS

AMENDED AND RESTATED MULTIPLE CLASS EXPENSE

ALLOCATION PLAN PURSUANT TO RULE 18f-3

As of February 27, 2017

AMG Funds, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company. The Trust issues shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of securities and other assets (the Trust’s series together with all other such series subsequently established by the Trust are referred to herein individually as a “Series” and, collectively as the “Series”). The Trust has designated for certain Series certain separate classes of shares, as set forth on Schedule B hereto (each a “Class”). The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”)), having been furnished with and having evaluated information reasonably necessary to evaluate this Amended and Restated Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3 (“Plan”), have determined in the exercise of their reasonable business judgment that the Plan is in the best interests of each class of each Series individually, and each Series and the Trust as a whole. Accordingly, the Trust has hereby adopted this Plan on behalf of its Series set forth on Schedule A hereto.

Section 1.    Class Differences.

Each Class of a Series shall represent an equal pro rata interest in the same portfolio of investments of that Series and, except as otherwise set forth in this Plan, shall differ solely with respect to: (i) distribution, service and other charges and expenses as provided for in Sections 2 and 3 of this Plan; (ii) the exclusive voting rights of each Class on matters submitted to shareholders that relate solely to that Class; (iii) the separate voting rights of each Class on matters submitted to shareholders in which the interests of one Class differ from the interests of another Class; (iv) such differences relating to eligible investors as may be set forth in the prospectuses and statements of additional information of each Series, as the same may be amended or supplemented from time to time (each a “Prospectus” and “SAI” and collectively, the “Prospectus” and “SAI”); (v) the designation of each Class; and (vi) exchange privileges as provided for in Section 4.

Section 2.    Distribution and Service Arrangements.

Class N shares shall be offered without imposition of an initial sales charge or contingent deferred sales charge. Class N shares of certain Series shall be charged annual distribution and service fees under a Plan of Distribution Adopted Pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). The amount of distribution and shareholder servicing fees under the Rule 12b-1 Plan (“Rule 12b-1 Plan Fees”)

pertaining to the Class N shares of the applicable Series are set forth on Schedule B hereto. Class N shares shall be sold only to those investors meeting the eligibility requirements set forth in the Prospectus and SAI. Class N shares of certain Series also may pay additional fees for shareholder servicing provided by financial intermediaries (“Financial Intermediary Shareholder Servicing Fees”) as set forth on Schedule B hereto, which would be in addition to any fees for shareholder servicing paid under the Rule 12b-1 Plan.

Class S shares shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any Rule 12b-1 Plan Fees. Class S shares shall be sold only to those investors meeting the eligibility requirements set forth in the Prospectus and SAI. Class S shares also may pay Financial Intermediary Shareholder Servicing Fees as set forth on Schedule B hereto.

Class I shares shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any Rule 12b-1 Plan Fees. Class I shares shall be sold only to those investors meeting the eligibility requirements set forth in the Prospectus and SAI. Class I shares of certain Series also may pay Financial Intermediary Shareholder Servicing Fees as set forth on Schedule B hereto.

Class Z shares shall be offered without imposition of an initial sales charge or contingent deferred sales charge and are not subject to any Rule 12b-1 Plan Fees. Class Z shares shall be sold only to those investors meeting the eligibility requirements set forth in the Prospectus and SAI.

Class C shares shall be offered without imposition of an initial sales charge or contingent deferred sales charge. Class C shares shall be charged annual Rule 12b-1 Plan Fees under the Rule 12b-1 Plan. The amount of Rule 12b-1 Plan Fees under the Rule 12b-1 Plan pertaining to the Class C shares are set forth on Schedule B hereto. Class C shares shall be sold only to those investors meeting the eligibility requirements set forth in the Prospectus and SAI.

Section 3.    Expense Allocation.

(a)    Class Expenses.

Certain expenses may be attributable to a particular Class (“Class Expenses”). Class Expenses shall be allocated exclusively to the particular Class to which they are attributable. In addition to Rule 12b-1 Plan Fees and Financial Intermediary Shareholder Servicing Fees described in Section 2 above, Class Expenses may include, but are not limited to, (a) expenses associated with the addition of classes of shares to the Trust (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); (b) expenses of administrative personnel and services required to support the shareholders of a specific Class; (c) litigation or other legal expenses relating to a specific Class of shares; (d) Trustees’ fees or expenses incurred as a result of issues relating to a specific Class of shares, (e) accounting expenses relating to a specific Class of shares; and (f) transfer agency fees and expenses.

Expenses attributable to a Series other than Class Expenses shall be allocated to each Class based on its net asset value relative to the net asset value of the Series. Notwithstanding the foregoing, the underwriter, investment advisor, subadvisor or other provider of services to a Series may waive or reimburse the expenses of a specific Class or Classes of the Series to the extent permitted under Rule 18f-3 under the 1940 Act; provided, however, that the Board of Trustees shall monitor the use of waivers or expense reimbursements intended to differ by Class.

Section 4.    Exchange Privilege.

Shares of a Class may be exchanged for shares of the same Class of another Series or for shares of certain other funds advised by AMG Funds LLC, as set forth in the Prospectus.

Section 5.    Additional Information.

The Prospectus and SAI contain additional information about each Class and the Series’ multiple class structure. This Plan is subject to the terms of the Prospectus and SAI; provided, however, that none of the terms set forth in the Prospectus and SAI shall be inconsistent with the terms of this Plan.

Section 6.    Term and Termination.

(a)    The Series.

This Plan shall become effective with respect to each Series as set forth on Schedule A hereto, and shall continue in effect with respect to the Classes of each such Series until terminated in accordance with the provisions of Section 6(b) hereof.

(b)    Termination.

This Plan may be terminated at any time with respect to the Trust or any Series or Class thereof, as the case may be, by vote of a majority of both the Trustees of the Trust and the Independent Trustees. The Plan may remain in effect with respect to the Trust or any Series or Class thereof even if it has been terminated in accordance with this Section 6(b) with respect to any other Series or Class of the Trust.

Section 7.    Amendments.

Before any material amendment to this Plan affecting the Trust or any Series or Class thereof, a majority of both the Trustees of the Trust and the Independent Trustees shall find that the amendment is in the best interests of each Class of each Series individually and each Series and the Trust as a whole.

Section 8.    Conversions.

With respect to each of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small/Mid Cap Fund and AMG Systematic Mid Cap Value Fund (each a “Fund” and collectively the “Funds”), effective immediately after the closure of Class S shares (on or about 4:00 PM EST on June 23, 2017 or such date as approved by an officer of AMG Funds) (such time herein after referred to as the “Closure Time”), Class S shares of the Fund shall convert to Class I shares of such Fund on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge, with each shareholder receiving a number of full and/or fractional Class I shares of such Fund equal in value to the shareholder’s Class S shares of such Fund as of the Closure Time. Investments in Class I shares of a Fund after the Closure Time will be subject to the fees and expenses applicable to Class I shares described in the then current prospectus.

AMG FUNDS

MULTIPLE CLASS EXPENSE ALLOCATION PLAN

PURSUANT TO RULE 18f-3

SCHEDULE A

Series

AMG Chicago Equity Partners Small Cap Value Fund

AMG GW&K Municipal Bond Fund

AMG GW&K Municipal Enhanced Yield Fund

AMG GW&K Small Cap Core Fund

AMG GW&K Small/Mid Cap Fund

AMG Managers Essex Small/Micro Cap Growth Fund

AMG Managers Skyline Special Equities Fund

AMG Renaissance International Equity Fund

AMG Renaissance Large Cap Growth Fund

AMG SouthernSun Global Opportunities Fund

AMG SouthernSun Small Cap Fund

AMG SouthernSun U.S. Equity Fund

AMG Systematic Large Cap Value Fund

AMG Systematic Mid Cap Value Fund

AMG TimesSquare Emerging Markets Small Cap Fund

AMG TimesSquare International Small Cap Fund

AMG TimesSquare Mid Cap Growth Fund

AMG TimesSquare Small Cap Growth Fund

AMG Trilogy Emerging Markets Equity Fund

AMG Trilogy Emerging Wealth Equity Fund

AMG Trilogy Global Equity Fund

AMG Trilogy International Small Cap Fund

AMG Yacktman Focused Fund

AMG Yacktman Focused Fund – Security Selection Only

AMG Yacktman Fund

AMG Yacktman Special Opportunities Fund

AMG FUNDS

MULTIPLE CLASS EXPENSE ALLOCATION PLAN

PURSUANT TO RULE 18f-3

SCHEDULE B

AMG Chicago Equity Partners Small Cap Value Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG GW&K Municipal Bond Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class S	None	None	None	Up to .15%
Class I	None	None	None	Up to .05%

AMG GW&K Municipal Enhanced Yield Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class S	None	None	None	Up to .15%
Class I	None	None	None	Up to .05%
Class Z	None	None	None	None

AMG GW&K Small Cap Core Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class S	None	None	None	Up to .15%
Class I	None	None	None	Up to .05%
Class Z	None	None	None	None

AMG GW&K Small/Mid Cap Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class S	None	None	None	Up to .15%
Class I	None	None	None	Up to .10%
Class Z	None	None	None	None

AMG Managers Essex Small/Micro Cap Growth Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%

AMG Managers Skyline Special Equities Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .25%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Renaissance International Equity Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Renaissance Large Cap Growth Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG SouthernSun Global Opportunities Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%

AMG SouthernSun Small Cap Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class I	None	None	None	None

AMG SouthernSun U.S. Equity Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class I	None	None	None	None
Class C	None	None	1.00%	None

AMG Systematic Large Cap Value Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class I	None	None	None	None

AMG Systematic Mid Cap Value Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class S	None	None	None	Up to .10%
Class I	None	None	None	None

AMG TimesSquare Emerging Markets Small Cap Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG TimesSquare International Small Cap Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .25%
Class I	None	None	None	Up to .10%
Class Z	None	None	None	None

AMG TimesSquare Mid Cap Growth Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .20%
Class I	None	None	None	Up to .10%
Class Z	None	None	None	None

AMG TimesSquare Small Cap Growth Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .20%
Class I	None	None	None	Up to .10%
Class Z	None	None	None	None

AMG Trilogy Emerging Markets Equity Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Trilogy Emerging Wealth Equity Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Trilogy Global Equity Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Trilogy International Small Cap Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	Up to .15%
Class I	None	None	None	Up to .15%
Class Z	None	None	None	None

AMG Yacktman Focused Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .20%
Class I	None	None	None	None

AMG Yacktman Focused Fund – Security Selection Only

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	None	Up to .20%
Class I	None	None	None	None

AMG Yacktman Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class I	None	None	None	Up to .20%
Class Z	None	None	None	None

AMG Yacktman Special Opportunities Fund

Class	Initial Sales Charge	Contingent Deferred Sales Charge	Rule 12b-1 Plan Fee	Financial Intermediary Shareholder Servicing Fee
Class N	None	None	.25%	None
Class I	None	None	None	Up to .10%
Class Z	None	None	None	None